Exhibit 10.1

UNITED REFINING COMPANY

$200,000,000

10 1/2% Senior Notes Due 2012

Purchase Agreement

August 3, 2004

Citigroup Global Markets Inc.

As Representative of the Initial Purchasers

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

United Refining Company, a corporation organized under the laws of Pennsylvania (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”), for whom you (the “Representative”) are acting as Representative, $200,000,000 principal amount of its 10 1/2% Senior Notes Due 2012 (the “Notes”). The Notes are to be issued under an indenture (the “Indenture”), to be dated as of the Closing Date (as defined herein), among the Company, the Guarantors (as defined herein) and The Bank of New York, as trustee (the “Trustee”). The Company’s obligations under the Notes will be guaranteed (the “Guarantees,” and, together with the Notes, the “Securities”) on a senior unsecured basis by each of the guarantors listed on the signature pages hereto (collectively, the “Guarantors,” and together with the Company, the “Issuers”).

The Securities will have the benefit of a registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date, among the Issuers and the Initial Purchasers, pursuant to which the Issuers will agree to register the Securities under the Act subject to the terms and conditions therein specified. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated July 22, 2004 (as amended or supplemented at the date thereof, including any and all exhibits thereto and any information incorporated by reference therein, the “Preliminary Memorandum”), and a final offering memorandum, dated August 3, 2004 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Final Memorandum”). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. Each of the Issuers hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers as contemplated by this Agreement, the Preliminary Memorandum and the Final Memorandum. Unless stated to the contrary, any references herein to the terms “amend”, “amendment” or “supplement” with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time that is incorporated by reference therein.

1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to each Initial Purchaser as set forth below in this Section 1.

(a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date the Final Memorandum did not and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representative specifically for inclusion therein.

(b) None of the Issuers, their Affiliates, or any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Act.

(c) None of the Issuers, their Affiliates, or any person acting on their behalf has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of the Issuers, their Affiliates and each person acting on their behalf has complied with the offering restrictions requirement of Regulation S.

(d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(e) No registration under the Act of the Securities is required for the offer and sale of the Securities to or by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum assuming in each case (i) that the purchasers who buy the Securities in the resales are either “qualified institutional buyers” (as defined under Rule 144A of the Act) or “Accredited Investors” (within the meaning of Regulation D) and (ii) the accuracy of and compliance with the Initial Purchasers’ representations, warranties and covenants contained in Section 4 of this Agreement.

(f) No Issuer is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, an “investment company” as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Issuers’ securities.

(g) Each Issuer is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(h) No Issuer has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of any Issuer under circumstances that would require the registration of the Securities under the Act (except as contemplated in this Agreement).

(i) No Issuer has taken, directly or indirectly, any action designed to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

(j) Each Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification, or is subject to no material liability by reason of the failure to be so qualified in any such jurisdiction.

(k) All the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance.

(l) The statements set forth in the Final Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Certain United States Federal Tax Consequences, “ insofar as they purport to describe United States tax considerations to holders of the Securities,” fairly summarize the matters described therein.

(m) This Agreement has been duly authorized, executed and delivered by each Issuer; the Indenture has been duly authorized by each Issuer and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by each Issuer, will constitute a legal, valid, binding instrument enforceable against each Issuer in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); the Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and the Registration Rights Agreement has been duly authorized by each Issuer and, when executed by each Issuer and delivered by each Issuer, will constitute the legal, valid, binding and enforceable instrument of each Issuer (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(n) Each of the Guarantees has been duly authorized by the applicable Guarantor and, when executed by the applicable Guarantor and delivered to the Trustee in accordance with the terms of the Indenture, will constitute the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms (subject as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting creditors’ rights generally from time to time in effect and to the general principles of equity).

(o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Indenture or in the Registration Rights Agreement, except such as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold and, in the case of the Registration Rights Agreement, such as will be obtained under the Act and the Trust Indenture Act.

(p) None of the execution and delivery by the Issuers of the Indenture, this Agreement or the Registration Rights Agreement, the issuance and sale of the Securities, or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer pursuant to, (i) the charter or by-laws of any Issuer; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any Issuer is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over an Issuer or any of its properties, except where such breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer as set forth in clauses (ii) or (iii) above would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(q) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Final Memorandum present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Selected Consolidated Financial and Other Operating Data” in the Final Memorandum, the summary financial data set forth under the caption “Summary Historical and Pro Forma Consolidated Financial and Other Operating Data” in the Final Memorandum, and financial information set forth under the caption “Capitalization” in the Final Memorandum, fairly presents, on the basis stated in the Final Memorandum, the information included therein.

(r) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Issuers or their property is pending or, to the best knowledge of any Issuer, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby or (ii) would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(s) Each Issuer owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(t) No Issuer is in violation or default of (i) any provision of its charter or bylaws or other organizational or governing documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to any Issuer of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuers or any of their properties, as applicable, except where such violation or default as set forth in clause (ii) or (iii) would not have a Material Adverse Effect.

(u) BDO Seidman, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act.

(v) The Issuers have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto)) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(w) No labor problem or dispute with the employees of any of the Issuers exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Issuers’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect, and except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(x) The Issuers are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, and no Issuer has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(y) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except (i) as described in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) and (ii) in connection with the Revolving Credit Facility.

(z) The Issuers possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and no Issuer has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(aa) Each Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) Each Issuer (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses; and (iii) has not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto). Except as set forth in the Final Memorandum, no Issuer has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except in such cases that would not have a Material Adverse Effect.

(cc) The Issuers have no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(dd) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Issuers, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each Issuer has fulfilled its obligations, if any, under Section 515 of ERISA; each pension plan and welfare plan established or maintained by the Issuers is in compliance in all material respects with the currently applicable provisions of ERISA; and no Issuer has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(ee) The statistical and market-related data included in the Final Memorandum (exclusive of any amendment or supplement thereto) are based on or derived from sources which the Issuers believe to be reliable and accurate.

(ff) None of the Issuers or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(gg) No Issuer or, to the knowledge of the Issuers, any director, officer, agent, employee or Affiliate of any Issuer is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Issuers and, to the knowledge of the Issuers, their Affiliates have conducted their businesses in compliance with the FCPA.

(hh) The Company is in compliance with all the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) that are currently in effect and require compliance on or before the date hereof.

(ii) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj) All of the Company’s subsidiaries are listed on Schedule II hereto and each such subsidiary will be a Guarantor unless indicated otherwise on such schedule.

Any certificate signed by any officer of any Issuer and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by each such Issuer, as to matters covered thereby, to each Initial Purchaser.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuers agree to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 95.921% of the principal amount thereof, plus accrued interest, if any, from August 6, 2004 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on August 6, 2004 or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

4. Offering by Initial Purchasers. (a) Each Initial Purchaser acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

(b) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Issuers that:

(i) it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering except:

(A) to those it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Act) or

(B) in accordance with Rule 903 of Regulation S;

(ii) neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States;

(iii) in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A;

(iv) neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities;

(v) it has not entered and will not enter into any contractual arrangement with any distributor (within the meaning of Regulation S) with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company;

(vi) it and its Affiliates have complied and will comply with the offering restrictions requirement of Regulation S;

(vii) at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(b)(i)(A) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.”

(viii) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

(ix) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

(x) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities, in circumstances in which section 21(1) of the FSMA does not apply to the Company.

5. Agreements. The Issuers, jointly and severally, agree with each Initial Purchaser that:

(a) The Issuers will furnish to the Initial Purchasers and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

(b) The Issuers will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representative; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Representative with a copy of such document for its review and the Representative has not reasonably objected to the filing of such document. The Company will promptly advise the Representative when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

(c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representative), but in any event no later than nine months from the date of the Final Memorandum, any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly (i) notify the Representative of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(d) The Issuers will arrange, upon the request of the Representative, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Issuers will promptly advise the Representative of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e) During the period of two years after the Closing Date, the Issuers will not, and will not permit any of their Affiliates to, resell any Securities that constitute “restricted securities” under Rule 144 that have been acquired by any of them.

(f) None of the Issuers, their Affiliates, or any person acting on any of their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(g) None of the Issuers, their Affiliates, or any person acting on any of their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States and none of the Issuers, their Affiliates, or any person acting on any of their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(h) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Issuers will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(i) The Issuers will cooperate with the Representative and use their best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(j) No Issuer will take, directly or indirectly, any action designed to result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

(k) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and the Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities; (v) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (vi) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(d) (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (viii) admitting the Securities for trading in the PORTAL Market; (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees and expenses of the Issuers’ accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; and (xi) all other costs and expenses incident to the performance by the Issuers of their obligations hereunder. It is understood, however, that the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes, fees and commissions on resale of any of the securities by them, and any advertising expenses connected with any offers they may make.

(l) The Company will, for a period of twelve months following the Execution Time, furnish to the Representative (i) all reports or other communications (financial or other) generally made available to stockholders, and deliver such reports and communications to the Representative as soon as they are available, unless such documents are furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and generally made available to the public and (ii) such additional information concerning the business and financial condition of the Company as Representative may from time to time reasonably request (such statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to stockholders).

(m) Each Issuer will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause each of their directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions:

(a) The Representative shall have received from Kramer Levin Naftalis & Frankel LLP, counsel for the Company, an opinion, dated the Closing Date and addressed to the Representative, substantially in the form of Annex A attached hereto.

(b) The Representative shall have received from John R. Wagner, General Counsel for the Issuers, the opinion, dated the Closing Date and addressed to the Representative, substantially in the form of Annex B attached hereto.

(c) The Representative shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representative may reasonably require, and each of the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representative a certificate of the Company, signed by (x) the Chairman of the Board or the President and (y) the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have reviewed the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

(i) the representations and warranties of each Issuer in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and each Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included or incorporated by reference in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change to the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(e) At the Execution Time and at the Closing Date, the Issuers shall have requested and caused BDO Seidman, LLP to furnish to the Representative, a “comfort” letter, dated as of the Execution Time and a bring-down “comfort letter”, dated as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Exchange Act and the applicable rules and regulations thereunder and confirming certain matters with respect to the audited and unaudited financial statements and other financial and accounting information contained in the Final Memorandum.

(f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6; or (ii) any change, or any development involving a prospective change in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

(g) The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD and the Securities shall be eligible for clearance and settlement through The Depository Trust Company.

(h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(i) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(j) The Company shall have entered into and delivered to the Representative an amendment to the Revolving Credit Facility in form and substance reasonably satisfactory to the Representative.

(k) The Company shall have dissolved United Refining Marketing, Inc, a Delaware corporation and shall have delivered to the Representative a notice of dissolution or equivalent evidence of dissolution from the Delaware Secretary of State, in form and substance reasonably satisfactory to the Representative.

(l) The Company shall have caused a notice of redemption to be mailed to the holders of the 10.75% Senior Notes due 2007 and irrevocably deposited an amount equal to such redemption with IBJ Schroder Bank & Trust Company, in each case, concurrently with the closing of the Securities.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005, on the Closing Date.

7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers will reimburse the Initial Purchasers severally through Citigroup on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Final Memorandum or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Initial Purchaser through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless each Issuer, each of their directors, each of their officers, and each person who controls such Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from such Issuer to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to such Issuer by or on behalf of such Initial Purchaser through the Representative specifically for inclusion in the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto. This indemnity agreement will be in addition to any liability that any Initial Purchaser may otherwise have. Each Issuer acknowledges that (i) the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and (ii), under the heading “Plan of Distribution”, the paragraphs related to over-allotment, covering transactions and stabilizing transactions in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, the indemnifying party shall not be liable for the fees and expenses of more than one such separate counsel (together with local counsel) in connection with any action or related proceeding in the same jurisdiction. An indemnifying party will not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, delayed or conditioned, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Issuers and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of any Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act and each officer and director of an Issuer shall have the same rights to contribution as such Issuer, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or any Issuer. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the

Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange or the Nasdaq National Market; (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuers or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup General Counsel (fax no.: (212) 816-7912) and confirmed to Citigroup at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Issuers, will be mailed, delivered or telefaxed to (814) 723-4371 and confirmed to it at 15 Bradley Street, Warren, Pennsylvania 16365, attention of the Legal Department.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof and their respective successors, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Citigroup” shall mean Citigroup Global Markets Inc.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“PORTAL” shall mean the Private Offerings, Resales and Trading through Automated Linkages system of the NASD.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Revolving Credit Facility” shall mean the Amended and Restated Credit Agreement, dated as of July 12, 2002, as amended, among the Company, PNC Bank, National Association, and the parties listed on the signature pages thereto.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Initial Purchasers.

[–Signature pages to follow–]

Very truly yours,

UNITED REFINING COMPANY

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chief Executive Officer

COUNTRY FAIR, INC.

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President – Finance

By:	/s/ John R. Wagner
Name:	John R. Wagner
Title:	Secretary

KIANTONE PIPELINE CORPORATION

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chief Executive Officer

KIANTONE PIPELINE COMPANY

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

UNITED JET CENTER, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

UNITED REFINING COMPANY OF PENNSYLVANIA

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chief Executive Officer

KWIK FILL CORPORATION

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

INDEPENDENT GASOLINE AND OIL COMPANY OF ROCHESTER, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

BELL OIL CORP.

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President – Finance

By:	/s/ John R. Wagner
Name:	John R. Wagner
Title:	Secretary

PPC, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

SUPER TEST PETROLEUM, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

KWIK-FIL, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

VULCAN ASPHALT REFINING CORPORATION

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ P. Sharkey
Name:	Paul Sharkey
Title:	Vice President

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

SCHEDULE I

Initial Purchasers	Principal Amount of Securities to be Purchased
Citigroup Global Markets Inc.	$176,000,000
Goldman, Sachs & Co	20,000,000
PNC Capital Markets, Inc.	4,000,000

Total	$200,000,000

SCHEDULE II

Subsidiaries

Company	Jurisdiction of Incorporation
Country Fair, Inc.	Pennsylvania

Kiantone Pipeline Corporation	New York

Kiantone Pipeline Company	Pennsylvania

United Jet Center, Inc.	Delaware

United Refining Company of Pennsylvania	Pennsylvania

Kwik Fill Corporation	Pennsylvania

Independent Gasoline and Oil Company of Rochester, Inc.	New York

Bell Oil Corp.	Michigan

PPC, Inc.	Ohio

Super Test Petroleum, Inc.	Michigan

Kwik-Fil, Inc.	New York

Vulcan Asphalt Refining Corporation	Delaware

Vulcan-Koch Asphalt Marketing, LLC*	Delaware

United Refining Marketing, Inc.*	Delaware

*	Not a Guarantor

ANNEX A

Form of Kramer Levin Naftalis & Frankel LLP Opinion

[to be provided by Issuers’ Counsel]

ANNEX B

Form of John R. Wagner Opinion

[to be provided by John R. Wagner]